ROCHESTER FUND MUNICIPALS
                       Supplement dated May 1, 1997 to the
                         Prospectus dated March 16, 1997

This Supplement to the Prospectus replaces the supplement dated March 24, 1997 and changes the Prospectus as follows:

1. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is revised to read as follows:

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.

2. The Prospectus is revised to restate the hypothetical examples shown to reflect the effect of total fund operating expenses on an investment over time. The sub-section captioned "Examples" on pages 4 and 5 is deleted in its entirety and replaced with the following:

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below.
Assume that you make a $1,000 investment in shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                  1 year           3 years           5 years          10 years*
                  ------           -------           -------          --------
Class A Shares    $55              $72               $91              $144
Class B Shares    $67              $83               $111             $154
Class C Shares    $27              $53               $91              $198
                                                                   [continued]



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If you did not redeem your investment, it would incur the following expenses:

                 1 year           3 years           5 years          10 years*
                 ------           -------           -------          --------
Class A Shares   $55              $72               $91              $144
Class B Shares   $17              $53               $91              $154
Class C Shares   $17              $53               $91              $198

*In the first example, expenses include the Class A initial sales charge of 4.75% and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. See "How to Buy Shares
- Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, which may be more or less than the amounts shown.

3. In "Description of Additional Investment Policies and Permitted Securities" which begins on page 15, the following is added to the first paragraph on page 16 under the subsection "Inverse Floaters": The Fund's investments in inverse floaters, whether liquid or illiquid, may not exceed 20% of the Fund's total assets.

4. In "Class A Shares" under "Classes of Shares" on page 26 the second sentence is replaced by the following: "If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge."
                                                                    [continued]

5. The following is added to "Which Class of Shares Should You Choose? - How Does it Affect Payments To My Broker?" on page 28: "The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

6. In the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge"on page 30, the first sentence is replaced by the following:

If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

7. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 31 is replaced by the following: "The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies."

8. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 33 is replaced by the following:

         o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

         o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission
                                                                   [continued]
in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

9. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 36:

If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

10. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 36:

If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

11. The section captioned "Special Investor Services" on page 38 is revised by adding the following after the sub-section captioned "PhoneLink":

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


May 1, 1997                                                          PS0365.003




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